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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               450 Fifth Street NW
                             Washington, D.C. 29549

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                                    Form 8-K

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                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       April 26, 2005
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                                  First Bancorp
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             (Exact Name of Registrant as Specified in its Charter)

         North Carolina                 0-15572                56-1421916
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  (State or Other Jurisdiction        (Commission         (I.R.S. Employer
       of Incorporation)              File Number)        Identification Number)

     341 North Main Street, Troy, North
                 Carolina                                        27371
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (910) 576-6171
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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         (Former Name or Former Address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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




                                  First Bancorp
                                      INDEX

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Item 1.01 - Entry Into a Material Definitive Agreement                   3

Item 9.01 - Financial Statements and Exhibits                            3

Signatures                                                               4

Exhibit 10 (a) Amendment to Employment Agreement                    Exhibit


                                        2

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


Item 1.01 - Entry Into a Material Definitive Agreement

     On April 26, 2005, the Registrant and James H. Garner entered into an addendum to the employment agreement between the Registrant and James H. Garner dated August 17, 1998 that was filed as Exhibit 10(l) to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. The addendum provides for the following - 1) upon Mr. Garner's death, the Registrant will make a cash payment of $100,000 to his estate or to a designated beneficiary, and 2) upon Mr. Garner's retirement and for as long as he and his spouse each shall live, the Registrant will pay an amount equal to Plan J Medicare supplement payments directly to the Garners or will make Plan J
Medicare supplement payments directly to an insurance company on their behalf. The above noted summary description of the addendum to the employment agreement is qualified in its entirety by reference to the Addendum to Employment Agreement filed as Exhibit 10(a) to this filing.

     Based on consultations with the Registrant's third-party actuary, the immediate pretax accounting expense associated with providing the aforementioned benefits is approximately $196,000, which the Registrant will record as expense in the second quarter of 2005.

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits. The Addendum to Employment Agreement dated April 26, 2005 between the Registrant and James H. Garner is filed as Exhibit 10(a) to this report.


                                        3

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


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           First Bancorp


April 26, 2005                        By:  /s/ James H. Garner
                                           -------------------------------------
                                           James H. Garner
                                           President and Chief Executive Officer


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